Exhibit 99.1

 Investor Presentation September 2020

 Forward Looking Statements  This Descriptive Presentation (the “Presentation”) has been prepared by Boomer Naturals (the “Company”) and recipients are not entitled to rely on the accuracy or completeness of the Presentation. Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that the subject matter hereof and all of the information contained herein is of a confidential nature and that the recipient will treat such information in a confidential manner and will not, directly or indirectly, disclose or permit its affiliates or representatives to disclose any information regarding its receipt hereof or any information contained herein to any other person or reproduce, disseminate, quote or refer to this Presentation, in whole or in part, without the prior written consent of the Company. This Presentation contains forward looking statements and projections, which are subject to many operational and industry risks, uncertainties and assumptions, including management’s assessment of future financial performance, results of anticipated growth strategies and anticipated trends in the business and industry. There are many business factors that could cause future actual results, the level of business and financial performance to differ materially from the information expressed or implied by the forward-looking information and projections. Readers should use their knowledge of the business and industry to critically assess all forward looking statements and projections.Statistical information contained in this Presentation is based on information available to the Company that the Company believes is accurate. It is generally based on publications that are not produced for the purposes of securities offerings or economic analysis. The Company has not reviewed or included data from all sources and cannot assure prospective parties of the accuracy or completeness of the data included in this Presentation. Forecasts and other forward looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. The Company undertakes no obligation to update forward looking information to reflect actual results or changes in assumptions or other factors that could affect those statements.  This Presentation has not been filed or reviewed by the Securities and Exchange Commission (“SEC”) or any securities regulatory authority of any state, nor has the SEC or any such authority passed upon the accuracy or adequacy of this Presentation.This Presentation does not constitute an offer to sell or solicitation of an offer to buy any securities. This Presentation does not purport to contain all information which may be material to a prospective party, and recipients of this Presentation should conduct their own independent evaluation and due diligence of the Company. Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that if such recipient determines to engage in a transaction with the Company, its determination will be based solely on the terms of the definitive agreement relating to such transaction and on the recipient’s own investigation, analysis and assessment of the Company and the transaction.The Company reserves the right, in its sole discretion, to reject any and all proposals made by or on behalf of any prospective party with regard to a transaction with the Company, and to terminate further participation in the investigation and proposal process by, or any discussions or negotiations with, any prospective party at any time. The Company does not intend to update or otherwise revise this Presentation following its distribution.   1

 Agenda  2    I  Introduction to Boomer Naturals    II  Current Addressable Market for Flagship ProductsFace MasksBoomer Botanics    III  Product Offerings    IV  Sales and Distribution Strategy    V  PPE Supply Chain    VI  Financial Highlights & Key Takeaways

Boomer Naturals Overview

Our products and services enhance well-being and increase quality of life

Boomer Naturals at a Glance

- Expanding Two Growing Platforms: Healthy Living and Boomer PPE products
- Leveraging an **omni-channel sales strategy** including e-commerce, retail, and wholesale
- Seven-person medical advisory board consisting of physicians and wellness professionals
- **Exclusive US distribution from Vietnamese suppliers** via Pham Van Trading
- Based in Las Vegas, NV, with **90+ employees**
- Public company (OTC: BOMH), completed a reverse merger in February 2020
- **100+ wholesale partners** via CB5, Skin Sunscreen, and PPE contracts
- Fiscal year ends July 31

Serving Wellness and PPE Markets

Healthy Living


CB5
CB5
CB5
CB5
SKIN
SUNSCREEN
SKIN
SUNSCREEN

Boomer PPE



Select Partners

aetna | CVS | Foxwoods Resort Casino | Scrip Hessco | Tommy Bahama + boomer naturals

boomer naturals

3

Expanding Platform & Key Milestones for Growth

2019 | **2020** | ***2021***

Incorporation of **Boomer Naturals**

Medical Advisory Board Established

Boomer Botantics developed, using a blend of botanical terrapins, serving as a CBD alternative

Boomer Botantics launches, using an omni-approach of retail, wholesale and e-commerce channels

Completes a reverse merger to become publicly company on the OTC market, under "BOMH"

Scrip Hessco

Entered into an agreement with Scripps-Hescco, the largest US chiropractor distributor

Tommy Bahama

Enters a **co-branding partnership with Tommy Bahama**

COVID - 19 pandemic halts US retail, as broader economy slows

Boomer leverages its global network to develop PPE supply chain, using its e-commerce expertise to distribute 1000's of orders / day

Entered into an agreement with CVS Health for mask supply across US retail stores

CVS

Boomer Expects to Generate

$30 Million - $35 Million in Q1 2021

(Ending October 31)

with Increased Manufacturing Capabilities and Employee Growth

FY 2020 10-K to be released in **October 2020**

boomer naturals

• Corporate • Healthy Living • Boomer PPE

4

Management Team

Mike Quaid | *Chief Executive Officer*



- Former executive at S.G. Warburg, Partner and head of risk mgmt. at KCCO a Chicago-based hedge fund
- Co-founded BN in 2019; responsible for major partnerships including PGA magazine, Tommy Bahama, and Pham Van Trading as well as the acquisition of SKIN sunscreen, a leading golf sun care brand
- B.S., Millikin University, MBA Northwestern Kellogg

Tim Jankowski | *Chief Financial Officer*



- Former finance director at Czarnowski with 13 years in leadership capacity as Finance Director, Controller and outsourced CFO
- Joined in 2020; responsible for internal controls, budgeting, and establishing an ERP
- B.S., Walsh college, MBA Wayne State University, CPA

Giang Thi Hoang | *Chief Operating Officer*



- Former Marketing and Public Relations executive during 14-year career at Vietnam Eximbank, direct report to CEO
- Joined in 2019, responsible for international and domestic supply chain. Oversees procurement from Vietnam and management of exclusive supply contracts with U.S. manufacturers
- B.S., University of Ho Chi Minh City

Geno Quaid | *Director of Strategy and Finance*



- Former Management Consultant at Boston Consultant Group with a focus on healthcare and consumer strategy sectors
- Joined in 2020, responsible for securing financing, developing sales strategy, and business development
- B.S., Claremont Mckenna, M.S. Finance Claremont Mckenna

boomer naturals
5

 I  Introduction to Boomer Naturals  II  Current Addressable Market for Flagship ProductsFace MasksBoomer Botanics  III  Product Offerings  IV  Sales and Distribution Strategy  V  PPE Supply Chain  VI  Financial Highlights & Key Takeaways

Face Mask Market Segmentation Breakdown

By product type



Respiratory Masks | *N95, KN95, FFP2 & FFP3, P95 & R95*

- Tight-fitting face masks that can filter out small particles, viruses, and bacteria
- Beyond splashes, sprays, and large droplets, these respirators also filter out 95% to 99% small air particles, including viruses and bacteria
- *52% of 2020E global market share, growing at a ~13% CAGR through 2025*



Surgical Masks | *3-ply, 4-ply*

- Disposable, loose-fitting face masks that cover nose, mouth, and chin
- FDA-approved to protect the consumer from sprays, splashes, and large-particle droplets
- Prevents the spread of potentially infectious respiratory secretions from the wearer to others
- *35% of 2020E global market share, growing at a ~9% CAGR through 2025*

Boomer Naturals

Reusable Nano-Silver Mask

- Respiratory and surgical mask **market penetrator**
- **Accessible alternative** to respiratory masks in special situations where availability is lacking
- A more **economical, effective, and environmentally friendly** option than surgical masks



Cloth Masks

- Face masks that offer protection from dust and prevent the spread of COVID-19
- The CDC recommends using it in public settings for social distancing and proper hygiene
- *13% of 2020E global market share, growing at ~6% CAGR through 2025*

Cloth Mask Market Leader

Exclusions | *Face Shields, Self-Contained Apparatuses, Full Face Respirators*

boomer naturals

Source: Arizton Global Face Mask Outlook and Forecast

7

   8  Global Product Segmentation  Geographic Segmentation  Key Growth Drivers  Increasing Consumption of Face Masks for Personal Use  Growing Spread of Diseases  Expanding Investment in Healthcare   Rising Patient Pool Globally  Source: Arizton Global Face Mask Outlook and Forecast, Company Data, Expert Interviews   Face Mask Market Size & Forecast (2019 - 2021)By revenue ($ in millions)

     9  Source: Arizton Global Face Mask Outlook and Forecast   N. A. Distribution Segmentation  N. A. Indirect Distribution Breakdown  Drug Store mask sales represents a $2.3bn revenue opportunity, accounting for 18% of the 2020 aggregate market  North American Face Mask Market Breakdown (2020)By revenue ($ in millions)

 10  Source: Arizton Global Face Mask Outlook and Forecast, McKinsey & Company   N. A. Age Demographic Segmentation  Aggregate mask sales represent a $13.1bn revenue opportunity in 2020  Vast Majority of Americans Expect to Wear Masks in 2021  American culture embracing masks, with 70% expecting to wear a cloth mask in 2021  North American Face Mask Market Breakdown (2020) (Cont’d)By revenue ($ in millions)      %  %  %  %  %  %

Sustained Demand Drivers Through 2021

Short Term Demand

- **Increased awareness** and **widespread testing**
- As businesses return, the **safety of both employees and customers will be top priority**
- International demand sustained as **COVID spreads more into developing countries**
- COVID resurgence and **second wave possibility**
- Globally, governments, corporations, and small business will stockpile PPE for **risk mitigation and/or compliance with health mandates**
- **Sustained PPE usage becomes the norm** for individuals and businesses
- **Unwillingness to vaccinate**
- **Pockets of western populations adopting face masks** akin to APAC markets, which see ~60% usage

Long Term Demand

Strong Support for Face Masks as Best Solution During the Pandemic

A June 2020 Harvard Study **suggests masks and social distancing will be needed into 2022** to avoid overwhelming the health care system

"A national face mask mandate could partially substitute for renewed lockdown," given face masks are associated with significantly better coronavirus outcomes

Mask Mandates are Associated with Large Declines in COVID-19 Cases



Impact of States Mandating Mask Use in Public on Daily County-Level Growth Rate of COVID-19 Confirmed Cases
pp
3
2
1
0
-1
-2
-3
-4
-5
Reference Period
16+
11-15
6-10
1-5
1-5
6-10
11-15
16-20
21-29
30-39
40+
Days Before
Days After

*Mask mandate is measured at announcement. Error bars represent a 95% confidence interval boomer naturals

Source: Arizton Global Face Mask Outlook and Forecast, Goldman Sachs' Research, CNN, Harvard, Industry Experts

11

Boomer Naturals' Face Mask Total Addressable Market Is ~67% of North American Market

North American Face Mask Market By Revenue and Product (2020)

By revenue ($ in millions)



$7,586
Cloth
$1,304
Surgical
$4,160
Respiratory
$13,050
Total
100%
Unaddressed Market
Boomer Face Mask Addressable Market
20%
20%
$8,679m Total Boomer Addressable Market

- Market leadership in cloth mask market
- 3-layer product conforms to WHO and CDC guidelines

- Boomer masks are more cost effective for organizations
- More protection, comfort and environmental

- Alternative, amidst global shortage, for non-front-line medical professionals boomer naturals

Source: Arizton Global Face Mask Outlook and Forecast, Company Data, Expert Interviews

12

Addressable Market for Boomer Botanics is ~$15b

Boomer Botanics extends across several, high growth health and wellness product markets

Market	2020 US Market Est. Size	Est. 2020-2025 CAGR	Relevancy to Boomer Botanics
CBD Products	~$4.7b[1]	~29.0%[1]	● ● ● ● ●
Topical Pain Relief	~$9.3b[2]	~7.4%[2]	● ● ● ● ○
OTC Sleep Aides	~$576m[3]	~7.0%[3]	● ● ● ○ ○

Market Relevant Boomer Botanics Products


CBD
Full Product Suite


Roll-ons and Creams


CBD
PM Gummies
PM Botantic Products

boomer naturals

1) Brightfield Group July 2020 US CBD Report
2) Allied Market Research
3) Market Research.com

13

 I  Introduction to Boomer Naturals  II  Current Addressable Market for Flagship ProductsFace MasksBoomer Botanics  III  Product Offerings  IV  Sales and Distribution Strategy  V  PPE Supply Chain  VI  Financial Highlights & Key Takeaways

Overview of Boomer PPE and Healthy Living Product Offerings

boomer
naturals™

PPE Products

- Multi-Use Face Mask
- Surgical Face Mask
- Visor Face Shield
- Hand Sanitizer
- Safety Glasses
- Nitrile Gloves
- Isolation Gowns
- PPE Pack











Comprehensive
health and wellness
product suite

Healthy Living Products

Boomer Botanics (CB5)

- Roll-On
- Immune Tincture
- Gummies
- Pet Treats
- Massage Oil
- Cream







Skin Care & Wellness

- Glam Mask
- Lip Mask
- Skin Sunscreen
- Skin Lip Balm
- Libido Supplement









boomer
naturals™

Note: PPE product offering also includes safety glasses, ear savers, and hand sanitizer

15

Multi-Use Facemask Deep Dive


boomer
naturals™

3-layer Structure

3-layer structure, as recommended by the WHO**, material is a 65% cotton/35% polyester with three different layers each infused with nano-silver fibers, providing **breathable and fluid resistant qualities

Nano-silver Technology

*Technology utilized for each layer, which harnesses **specially charged fibers, with antimicrobial properties** designed to **block the spread of particles***

>99.9% Antimicrobial

*Independent laboratory tests performed at an FDA registered laboratory **confirm a >99.9% antimicrobial activity***

Washable & Re-usable

*Mask have been tested and used **effectively for up-to 30 days and/or 30 washes***

boomer naturals™

16

Boomer Botanics Deep Dive

- **All natural, doctor formulated** blends (patent pending)
- Proprietary formula is the **first FDA-compliant alternative to CBD**
- Combines **five natural and powerful ingredients that target the body's endocannabinoid system** (ECS)
- A healthy, fully-supported ECS means a **stronger immune system, better pain management, more restful sleep, less fatigue**, and much more!

Featuring a blend of powerful ingredients, including **rosemary extract, cacao extract, black pepper extract, and other natural herbs**

- Supports immune system
- Reduces pain and inflammation
- Reduces stress
- Improves absentmindedness and prevents mild memory loss
- Alleviates mild mood swings
- Helps support lung and respiratory function
- Reduces the appearance of blemishes
- Helps maintain cholesterol levels within the normal range
- Helps maintain proper joint function
- Helps maintain healthy blood sugar levels
- Aids in the overall aging process


Cream
Gummies
Tincture
Roll-on
AM Gummies
boomer naturals
CB5
InstaFreeze Pain Rub
4 fl oz
PM Tincture
Pain Relief Roll-On
Terpene Blend
Live your best life starting now

boomer naturals
17

 I  Introduction to Boomer Naturals  II  Current Addressable Market for Flagship ProductsFace MasksBoomer Botanics  III  Product Offerings  IV  Sales and Distribution Strategy  V  PPE Supply Chain  VI  Financial Highlights & Key Takeaways

           Sales and Distribution Strategy: PPE  19  Pursue corporations in need of supplying employees, reps, and/or customers with PPE (e.g., Foxwood and Aetna)    III  Invest in DTC distribution growth while adding flagship retail store in NYC, across from Madison Square Garden (MSG)  Outreach to high-need institutions such as healthcare facilities, schools, state and local governments, prisons, and senior living facilities to provide high-quality, reliable, and comprehensive PPE supply    I  Target large retailers in need of reliable PPE supply (i.e., CVS, grocery store chains, etc.) with high potential for cross-sell opportunities into Boomer’s Healthy Living products    V  Expand presence to small and medium sized businesses (e.g., salons, plumbers, local restaurants, etc.)    II    IV                NYC      Represents segments with long term buyer potential

Sales and Distribution Strategy: Healthy Living

I	Tommy Bahama	Renewable three-year agreement (Jan-20) with lifestyle brand **Tommy Bahama to be their exclusive licensed wellness partner**
II	Scrip Hessco	Agreement with **Scrip/Hessco,** who serves over **60,000 chiropractors, massage therapists, physical therapists, and home health organizations.** Working with Boomer Naturals to place CB5 products in clinics nationwide
III		Leverage brokers and distributors for regional and national retailers, while our in-house sales team has **established several wholesale options** (e.g. golf shops and nail salons)
IV		Invest heavily in e-commerce business, while planning large-scale **campaign for facemask customers and high need institutions / individuals (e.g., elderly and senior living establishments) regarding the benefits of CB5**
V	NYC	Add **flagship retail store in NYC** across the street from MSG boomer naturals

20

 Inherent Synergy Potential Across Divisions  21  Select Customers Originally Onboarded through the PPE Division  Select Customers Originally Onboarded through the Healthy Living Division      Boomer’s business model creates new sale and distribution opportunities for itself with two channels of well-established customers  Continue to provide value by offering a comprehensive health and wellness product suite leading to a logical cross-sell opportunity Capture synergy potential between PPE and Healthy Living sales and distribution operations    Successfully cross-sold PPE products  High probability targets for cross-sell into Healthy Living  1  2          Overarching Strategy

Media Spend and Strategy

*Q4 2020 saw significant media initiatives to **educate consumers on product technology differentiation** and **establish the Boomer PPE brand***

Q4 2020 Media Spend Breakdown

Total Media Spend: ~$12.5m



Broadcast
71%
Digital
25%
Print and Other[1]
4%

*Media spend **budgeted to be 15% - 20% of quarterly net sales on a go forward basis** as consumer education and brand awareness matures*

Media Spend Results



+75%
Americans Reached



250m
Digital
Impressions

+ **Consumer education** on nano silver mask technology differentiation
+ **Branding** opportunity, while **helping raise awareness** around COVID-19 safety precautions

Key component of CVS selection Boomer as their premier mask and gaiter vendor

[1] Includes miscellaneous media spend

boomer naturals
22

   TV, Radio, and Digital Media Coverage  23  TV and Radio Partners / Coverage  Network Stations & Subscription Services  Radio Partners                FoxNews.com      Yahoo.com      MSN.com      CNN.com      NYPost.com      DrudgeReport.com      People.com      USAToday.com      Weather.com      NJ.com      MaternityWeek.com      TheHill.com                                                                Digital Media  Ad Examples  Target Websites

 I  Introduction to Boomer Naturals  II  Current Addressable Market for Flagship ProductsFace MasksBoomer Botanics  III  Product Offerings  IV  Sales and Distribution Strategy  V  PPE Supply Chain  VI  Financial Highlights & Key Takeaways

Supply Chain Partnership Overview and Cash Flow Dynamics

Certified, high quality products

- **FDA registered manufacturers, certified >99.9% antibacterial protection, 30-day use** washable masks[1]
- 3&4-ply paper surgical masks, Nitrile gloves, Neck gaiter and Surgical gowns (level II) and coveralls **all certified by US testing standards**

Proven logistics: shipped 10m+ units

- **Received 10m units** within 90 days of PPE division creation
- **Partnership** with Pham Van Trading (PVT) who manages exclusive US relationships with suppliers and customs
- **Best in class international shipping** with Super Cargo

Multiple suppliers to mitigate risk

- Team of eight in Vietnam to oversee supply chain and logistics
- Three Vietnamese factories able to **procure 30m masks per month**
- Access to **gloves, gowns and coveralls** via PVT

Strong supplier partnerships

- Exclusive contracts with face mask suppliers for **US distribution**
- PVT in Vietnam is operated by export / import banking and academic professionals with family ties to BN stakeholders
- PVT leverages connections throughout the PPE APAC supply chain

Supply Chain Dynamics



1
Manufacture
2
PVT Holdings
Super Cargo
Boomer Naturals
3
Customer
2

Timeline	(1) T=0	(2) T=1	T=7-24[2] *(Shipment Sent)*	(3) T=Varies
Actions	BN receives a PO from customer and places order with PVT holdings	PVT sends order to supplier network and Super Cargo	Super Cargo arranges delivery from Vietnam	Customer received product

1. Independent laboratory tests performed on test samples of antimicrobial finishes on Boomer Naturals textile materials at a FDA registered laboratory confirm a >99.9% antimicrobial activity against (1) Staphylococcus aureus and (2) E.coli after a 24-hour contact period.
2. Varies based on customer need, air cargo option is leveraged boomer naturals
25

 I  Introduction to Boomer Naturals  II  Current Addressable Market for Flagship ProductsFace MasksBoomer Botanics  III  Product Offerings  IV  Sales and Distribution Strategy  V  PPE Supply Chain  VI  Financial Highlights & Key Takeaways

Results

Q4 fiscal 2020 and preliminary Q1 fiscal 2021

"Our company **elected to begin supplying PPE** in response to the urgent need for such products and our **unique access to manufacturing capacity in Vietnam**. In addition to feeling morally compelled to do so, we considered it **a natural extension of our established health and wellness product lines**."

– Mike Quaid, *Boomer Naturals Chief Executive Officer*



boomer

~$9.5m
Q4 2020 Net Sales[1]

$30m – $35m
Q1 2021 Estimated Net Sales[2]

FY 2020 10-K to be released in **October 2020**



boomer
CB5
Botanical Terpene Blend
AM Tincture
PM Tincture
Anytime Tincture
Pain Relief Roll-On
InstaFreeze Pain Rub

boomer naturals

1. Ended July 31, 2020
2. Ending October 31, 2020

27

Boomer Holdings, Inc: Company Structure  28  Equity80% founders, management, and employees20% sold through family & friends rounds136m common shares outstanding; 200m authorized common, 10m preferredDebt1$2.5m in working capital revolver$2.2m in convertible notes   Corporate Overview  Boomer Holdings, Inc  Capital Structure  Completed reverse merger with Remaro (REMO)Operating company is Boomer Naturals (BN)Began trading on the OTC market under symbol: BOMH in early Sept. 2020136m common shares outstanding; 200m authorized common, 10m preferred  At the time of presentation creation

 Significant face mask and other PPE Total Addressable Market   Investment Highlights  29            Unique dual channel, cross-sell opportunity through PPE and Healthy Living business divisions  Strong growth driven by robust and sustainable demand drivers and established brand name  Blue chip, dedicated brand partners pave the way to broader outreach  Leading health and wellness industry expertise